EXHIBIT 10.4


                         SECURITY AGREEMENT dated as of April __, 1996 among
               CLARK-SCHWEBEL HOLDINGS, INC., a Delaware corporation (the "Parent"), CLARK-S ACQUISITION CORPORATION, a Delaware corporation (the "Purchaser"), FORT MILL A INC., a Delaware corporation ("Fort Mill"), CLARK-SCHWEBEL, INC., a Delaware corporation (the "Company"), and each Domestic Subsidiary of the Borrower party hereto (including the Borrower referred to below, collectively, the "Grantors") and CHEMICAL BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

          Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Purchaser the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders and the Issuing Bank, respectively, have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to, and on the terms and subject to the conditions specified in, the Credit Agreement.

          On the Closing Date, the Purchaser will merge (the "Fort Mill Merger") into Fort Mill, with Fort Mill as the surviving corporation and CS Finance will merge into the Company, with the Company as the surviving corporation. On the first Business Day following the Closing Date, Fort Mill will merge (the "Post-Closing Merger") into the Company, with the Company as the surviving corporation. As used in this Agreement "Borrower" shall mean (i) initially, the Purchaser, (ii) upon consummation of the Fort Mill Merger, Fort Mill, as the surviving corporation of the Fort Mill Merger, and (iii) upon consummation of the Post-Closing Merger, the Company, as the surviving corporation of the Post-Closing Merger




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          The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of a security agreement in the form hereof to secure the due and punctual payment of, with respect to each Grantor, its obligations as guarantor or obligor in respect of
(a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement, this Agreement and the other Loan Documents (as defined in the Credit Agreement) to which such Loan Party is or is to be a party and (d) all obligations of the Borrower under each Rate Protection Agreement and Currency Protection Agreement entered into with any Lender (all the foregoing obligations being referred to collectively as the "Obligations").

          Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:
                             ARTICLE I

                            DEFINITIONS

          SECTION 1.1.  Definition of Certain Terms Used Herein.
As used herein, the following terms shall have the following meanings:

          "Account Debtor" shall mean any person who is or who may become obligated to the Grantors under, with respect to or on account of, an Account.

          "Accounts" shall mean, with respect to the Grantors, any and all right, title and interest of any Grantor to payment for goods and services sold or leased (exclusive of any liabilities of the Grantors with respect thereto), including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors and shall include all "accounts" as defined in
Section 9-106 of the Uniform Commercial Code in the State of New York as in effect on the date hereof.
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          "Accounts Receivable" shall mean, with respect to the Grantors, all right, title and interest of any Grantor to Accounts and all of any Grantor's right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether due or to become due, whether now or hereafter arising.

          "Chattel Paper" shall have the meaning specified in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Collateral" shall mean all (a) Accounts, (b) Accounts Receivable, (c) Documents, (d) Equipment (including Fixtures), (e) General Intangibles, (f) Inventory, (g) Proceeds, (h) Collection Deposit Accounts, (i) Prepayment Accounts and all other cash and cash accounts, (j) Chattel Paper and (k) Instruments. Notwithstanding any other provision of this Agreement to the contrary, "Collateral" shall not include (i) cash and Permitted Investments (and accounts holding such cash and Permitted Investments) owned by the Parent which the Parent is permitted to hold in accordance with the Loan Documents or (ii) any assets of, or interests in, or proceeds, distributions or dividends from, any Joint Venture held by any Grantor.

          "Collection Deposit Account" shall mean a lockbox account of any Grantor maintained for the benefit of the Secured Parties with the Collateral Agent pursuant to Article V.

          "Documents" shall mean all instruments, files, records, ledger sheets and documents whether now owned or hereafter acquired covering or relating to any of the Collateral, including customer lists, credit files, computer programs, printouts, and other computer materials and records, and shall include each "document" as defined the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Equipment" shall mean all equipment in all its forms, wherever located, now or hereafter existing, and all parts thereof and accessions thereto, that are now or hereafter owned by any Grantor. The term "Equipment" shall include Fixtures. Equipment shall include all "equipment" as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Fixtures" shall mean all items of Equipment of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto. Fixtures shall include all "fixtures" as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof.
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          "General Intangibles" shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Rate Protection Agreements, Currency Protection Agreements and other agreements, but excluding rights under any agreement (other than the Rate Protection Agreements and Currency Protection Agreements and other than as permitted by the Uniform Commercial Code) as to which the granting of the security interest granted hereby would constitute a breach of such agreement), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor. General Intangibles shall include all "general intangibles" as defined in Section 9-106 of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, patents, patent applications, copyrights, copyright registrations, applications to register copyrights, Licenses, trademarks (including service marks), trademark or service mark applications, secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor. Inventory shall include all "inventory" as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Instrument" shall have the meaning specified in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "License" shall mean any patent license, copyright license or other license or sublicense to which any Grantor is or becomes a party (other than those license agreements which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).


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          "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "Perfection Certificate" shall mean a Perfection Certificate, substantially in the form of Annex 2 hereto, prepared by each of the Grantors.

          "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with Section 2.12(g) of the Credit Agreement.

          "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received or held on behalf of the Collateral Agent pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable and Inventory and (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, current or future infringement of any patent now or hereafter owned by any Grantor or licensed under a patent license, (ii) past, current or future breach of any License, (iii) past, current or future infringement of any copyright now or hereafter owned by any Grantor or licensed under a copyright license and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral. Proceeds shall include all "proceeds" as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Secured Parties" shall mean (a) the Lenders, (b) the Issuing Bank,
(c) the Administrative Agent, (d) the Co-Agents, (e) the Collateral Agent, (f) the Documentation Agent, (g) the Syndication Agent and (h) the successors and assigns of each of the foregoing.

          "Security Interest" shall have the meaning assigned to such term in
Section 2.1.

          SECTION 1.2.  Rules of Interpretation.  The rules of
interpretation  specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.
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                                       6



                            ARTICLE II

                         SECURITY INTEREST

          SECTION 2.1. Security Interest. As security for the payment or performance, as the case may be, of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          Each Grantor agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received in respect thereof.

          SECTION 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.


                            ARTICLE III

                  REPRESENTATIONS AND WARRANTIES

                    The Grantors jointly and severally represent and warrant to and with the Collateral Agent and each other Secured Party that:

          SECTION 3.1. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.
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          SECTION 3.2. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete as of the Closing Date. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          SECTION 3.3. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.2 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens permitted to be prior by Section 6.02 of the Credit Agreement.

          SECTION 3.4. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or pursuant to Section 3.06 of the Intellectual Property Security Agreement. Other than as contemplated hereby, by the Credit Agreement or by the Intellectual Property Security Agreement, no Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office nor (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.

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                            ARTICLE IV

                             COVENANTS

          SECTION 4.1. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in the United States in which it maintains books or records relating to Collateral owned by it or any office or facility in the United States at which Collateral owned by it is located (including the establishment of any such new office or facility) or (iii) in its identity or corporate structure. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral (other than inventory in transit) in which a security interest can be perfected by filing a financing statement in the United States under the Uniform Commercial Code. Each Grantor agrees promptly to notify the Collateral Agent, after it becomes aware, if any material portion of the Collateral is damaged or destroyed.

          (b) Each Grantor agrees to maintain, at its own cost and expense, complete and accurate records with respect to the Collateral owned by it and, at such reasonable time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

          SECTION 4.2. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to (a) defend title to the Collateral against all persons, (b) defend the Security Interest in the Collateral against any Lien not expressly permitted under the Credit Agreement or pursuant to Section 3.06 of the Intellectual Property Security Agreement and (c) defend the priority of the Security Interest in the Collateral against any Lien not expressly permitted under the Credit Agreement or pursuant to Section 3.06 of the Intellectual Property Security Agreement.

          SECTION 4.3. Further Assurances. Each Grantor agrees, at its own cost and expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or any of the other Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in

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connection herewith; provided however that until an Event of Default shall have occurred and be continuing, no Grantor may enter into any concentration account, blocked account, lockbox or similar arrangement for the benefit of any Secured Party with respect to any Collateral constituting cash, Permitted Investments, Collection Deposit Accounts, bank accounts or lockboxes. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall (to the extent not previously pledged and delivered pursuant to the Pledge Agreement) be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          SECTION 4.4. Inspection and Verification. The Collateral Agent and such other persons as the Collateral Agent may reasonably designate shall have the right, at any reasonable time or times and at the Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss any of the Grantors' affairs with the officers of such Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quantity, value, condition and status of or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party (with, except after an Event of Default shall have occurred and during the continuance thereof, the consent of such Grantor, which consent shall not be unreasonably withheld), by contacting Account Debtors or the third party possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party.

          SECTION 4.5. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past-due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Loan Documents, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and such Grantor agrees to reimburse the Collateral Agent within 30 days of demand for any payment made or any reasonable expense incurred by the Collateral Agent to the foregoing authorization; provided, however, that nothing in this Section 4.5 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on, the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of the Grantors with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
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                                       10


          SECTION 4.6. Assignment of Security Interest. If at any time any Grantor shall take and perfect a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless such filing is necessary to continue the perfected status of the security interest against creditors or transferees from the Account Debtor or other person granting the security interest.

          SECTION 4.7. Continuing Obligations of the Grantors. The Grantors shall remain liable, at their own cost and expense, duly and punctually, to observe and perform all the material conditions and obligations to be observed and performed by them under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

          SECTION 4.8. Use and Disposition of Collateral. The Grantors may use but not dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document and the Grantors may dispose of Collateral to the extent expressly permitted by provisions of the Loan Documents.

          SECTION 4.9. Limitation on Modification of Accounts. No Grantor will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business. After an Event of Default shall have occurred and during the continuance thereof, the Collateral Agent may notify the Grantors not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances without the Collateral Agent's prior written consent.


                             ARTICLE V

                            COLLECTIONS

          SECTION 5.1. Collections. (a) The Collateral Agent hereby authorizes the Grantors to collect all payments with respect to the Accounts Receivable and Inventory, provided that the Collateral Agent may control or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, all payments with respect to the Accounts Receivable and Inventory, when collected by any Grantor,

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(i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collection Deposit Account maintained under the sole dominion and control of the Collateral Agent and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the ratable benefit of the Secured Parties only as provided in Section 6.2, and (ii) until so turned over, held in trust by such Grantor for the benefit of the Collateral Agent and the other Secured Parties and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby.

          (b) At the Collateral Agent's request after the occurrence and during the continuance of an Event of Default, the Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts Receivable, including, without limitation, all original orders, invoices and shipping receipts.

          SECTION 5.2. Power of Attorney. The Collateral Agent is hereby appointed by each Grantor as the true and lawful agent and attorney-in-fact of such Grantor, and in such capacity the Collateral Agent shall have the right, with power of substitution for such Grantor and in such Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default,
(a) to receive, endorse, assign and/or deliver such and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to sign the name of such Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require the Grantors to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any other Secured Party. Upon the taking of possession of any Collateral hereunder by the Collateral Agent or any Secured Party, as the case may be, such Person shall deal with such Collateral in a commercially reasonable manner. It is understood and agreed that the appointment of the Collateral Agent as the agent

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                                       12


and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 5.2 shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.


                            ARTICLE VI

                             REMEDIES

          SECTION 6.1. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by such Grantor to the Collateral Agent, or to license or, to the extent permitted by applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then--existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass, without breach of the peace to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of such Grantors, and each Grantor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6.1, any Secured Party may bid for or purchase, free (to the fullest extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; provided, however, that in the event the Obligations shall have been paid in full, the Grantors shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 6.2.  Application of Proceeds.  The Collateral
Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees, other reasonable charges and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the Collateral Agent for distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof

          SECTION 6.3. Grant of License To Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under
Section 6.1 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive and nontransferable license to use (exercisable without payment of royalty or other compensation to such Grantor) any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, to the extent of the interest of such Grantor therein at such time, and wherever the same may be located, during the continuance of any Event of Default, for the sole and limited purpose of selling or otherwise disposing of all products bearing, containing or using any of the Intellectual Property of such Grantor. The Collateral Agent agrees to apply the net proceeds received from any such use, license or sublicense towards payment of the Obligations as set forth in Section 6.2.


                            ARTICLE VII

                           MISCELLANEOUS

          SECTION 7.1. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given (i) in the case of communications and notices to the Parent, the Borrower, the Collateral Agent or any Lender, as provided in the Credit Agreement and (ii) in the case of communications and notices to any other Grantor, as provided in the Guarantee Agreement.

          SECTION 7.2. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other Collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Agreement (other than the payment in full of all the Obligations).

          SECTION 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans and the issuance by the Issuing Bank of any Letter of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments and the Letters of Credit have not been terminated.

          SECTION 7.4. Binding Effect; Assignments. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void) except as expressly contemplated by this Agreement or the other Loan Documents.

          SECTION 7.5. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.6. Collateral Agent's Fees and Expenses; Indemnification.
(a) Each Grantor jointly and severally agrees to pay within 30 days of demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of the Collateral Agent for any audits conducted by it with respect to the Accounts Receivable or Inventory),
(ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantors to perform or observe any of the provisions hereof. If any Grantor shall fail to do any act or thing that it has covenanted to do hereunder or any representation or warranty of any Grantor hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Secured Parties against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Secured Party is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Secured Party.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.6 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any other term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.

          SECTION 7.7.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 7.8. Waivers; Amendment. (a) No failure or delay of the Collateral Agent or any other Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by the Grantors and the Collateral Agent, with the prior written consent of the Required Lenders or the Lenders to the extent provided in the Credit Agreement.

          SECTION 7.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9.

          SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7.11. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.12. Termination or Release. (a) This Agreement and the Security Interest shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, no Letters of Credit are outstanding and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

          (b) Upon (i) any sale by any Grantor of any Collateral that is permitted under the Credit Agreement and, if required, the application of the Net Cash Proceeds of such sale in accordance with Section 2.12 of the Credit Agreement or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

          (c) In connection with any termination or release pursuant to preceding paragraph (a) or (b), the Collateral Agent shall execute and deliver to such Grantor, at such Grantor's own cost and expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section 7.12 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 7.13. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.4.

          SECTION 7.15. Agreement May Constitute Financing Statement. Each Grantor consents to the filing of this Agreement or a photocopy thereof as a financing statement under the Uniform Commercial Code as in effect in any jurisdiction in which the Collateral Agent may determine such filing to be necessary or desirable.

          SECTION 7.16. Additional Grantors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary (other than any Joint Venture). Upon execution and delivery, after the date hereof, by the Collateral Agent and a Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              CLARK-SCHWEBEL HOLDINGS, INC.,


                              by
                                 ---------------------------------
                              Name:
                              Title:


                              CLARK-S ACQUISITION CORPORATION,


                              by
                                 ---------------------------------
                              Name:
                              Title:


                              FORT MILL A INC.,


                              by
                                 ---------------------------------
                              Name:
                              Title:


                              CLARK-SCHWEBEL, INC.,


                              by
                                 ---------------------------------
                              Name:
                              Title:


                              CHEMICAL BANK, as Collateral Agent,


                              by
                                 ---------------------------------
                              Name:
                              Title:

                                                                      Annex 1 to
                                                          the Security Agreement




                    SUPPLEMENT NO.             dated as of [
                      ], to the Security Agreement dated as of
               April __, 1996 (the "Security Agreement"), among CLARK-SCHWEBEL, INC., a Delaware corporation (the "Borrower"), Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), each Domestic Subsidiary of the Borrower party thereto (collectively, the "Subsidiary Grantors" and, together with the Parent and the Borrower, the "Grantors") and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          A. Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

          C. Certain Domestic Subsidiaries have entered into the Security Agreement in order to induce the Lenders to make Loans to the Borrower and to induce the Issuing Bank to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Security Agreement as a Grantor upon becoming a Domestic Subsidiary (other than a Joint Venture). Section 7.16 of the Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security

Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Grantor agree as follows:

          SECTION 1. In accordance with Section 7.16 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.

          SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices to the Collateral Agent hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Grantor shall be in writing and given as provided in the Guarantee Agreement.

          SECTION 8. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursement of counsel for the Collateral Agent.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                   [NAME OF NEW GRANTOR],

                                 by

                                 ---------------------------------

                                   Name:
                                   Title:


                                   CHEMICAL BANK, as Collateral Agent,

                                 by

                                 ---------------------------------
                                   Name:
                                   Title: